MET INVESTORS SERIES TRUST

SUPPLEMENT DATED NOVEMBER 30, 2012

TO THE

PROSPECTUS DATED APRIL 30, 2012

AMERICAN FUNDS® BOND PORTFOLIO

The Board of Trustees of Met Investors Series Trust (the “Trust”) has approved withdrawing the American Funds® Bond Portfolio’s (the “Portfolio”) investment in the Bond Fund (the “Master Fund”), a series of the American Funds Insurance Series, and hiring J.P. Morgan Investment Management Inc. (“JPMIM”) as the Portfolio’s subadviser effective January 7, 2013, pursuant to a new subadvisory agreement between the Trust’s investment adviser, MetLife Advisers, LLC, and JPMIM. Currently, the Portfolio, which operates as a “feeder fund,” invests all of its assets in shares of the Master Fund, which is managed by Capital Research and Management Company (“CRMC”). Effective January 7, 2013, JPMIM will invest the Portfolio’s assets directly in investment securities. Also as of that date, the name of the Portfolio will change to JPMorgan Core Bond Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Prospectus will change to the Portfolio’s new name and references in the Portfolio’s Prospectus to CRMC will change to JPMIM. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to CRMC and to the Portfolio by its original name in their forms and communications until such documents can be revised. In connection with the foregoing changes, Class C shares of the Portfolio will be converted to Class B shares. Unless noted otherwise below, all references to Class C shares will change to Class B shares effective January 7, 2013.

In connection with the changes described above, the following changes to the Portfolio’s Prospectus are effective January 7, 2013:

In the Portfolio Summary, the disclosure in the section entitled “Investment Objective” is deleted in its entirety and replaced with the following:

Maximize total return.

In the Portfolio Summary, the disclosure in the section entitled “Fees and Expenses of the Portfolio” is deleted in its entirety and replaced with the following:

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are for the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class B
Management Fee*	0.55%
Distribution and/or Service (12b-1) Fees*	0.25%
Other Expenses	0.09%

Total Annual Portfolio Operating Expenses	0.89%
Contractual Fee Waiver**	0.13%

Total Annual Portfolio Operating Expenses After Fee Waiver	0.76%

*   The expense information in the table has been restated to reflect current fees.

** MetLife Advisers, LLC has contractually agreed, for the period January 7, 2013 through April 30, 2013, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.42% of the Portfolio’s average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2013, only with the approval of the Board of Trustees of the Portfolio.

In the Portfolio Summary, the disclosure in the section entitled “Example” is deleted in its entirety and replaced with the following:

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends, and that the Portfolio’s operating expenses remain the same and that any fee waivers for the Portfolio remain in effect for the period specified above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class B
1 Year	$77
3 Years	$270
5 Years	$478
10 Years	$1,080

In the Portfolio Summary, the section entitled “Portfolio Turnover” is deleted in its entirety and replaced with the following:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8.0% of the average value of its portfolio.

In the Portfolio Summary, the disclosure in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

J.P. Morgan Investment Management Inc. (“JPMIM”), subadviser to the Portfolio, invests in a portfolio of investment grade intermediate- and long-term debt securities, principally corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds. The bonds in which the Portfolio invests generally will have intermediate to long maturities. The Portfolio’s average weighted maturity will ordinarily range between four and twelve years. The Portfolio’s average weighted maturity may, under certain market conditions, be shorter than four years or longer than twelve years. In addition, the Portfolio may shorten or lengthen its average weighted maturity if deemed appropriate by JPMIM for temporary defensive purposes. Because of the Portfolio’s holdings in asset-backed, mortgage-backed and similar securities, the Portfolio’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Portfolio given certain prepayment assumptions (also known as weighted average life).

The securities in which the Portfolio invests will be rated investment grade (or the unrated equivalent as determined by JPMIM) at the time of purchase. In addition, all of the Portfolio’s securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or foreign government or its agencies and instrumentalities. JPMIM may, in its sole discretion, invest a significant portion or all of the Portfolio’s assets in mortgage-related and mortgage-backed securities. The Portfolio expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

JPMIM buys and sells securities and investments for the Portfolio based on its view of individual securities and market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles. JPMIM is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The disclosure in the section entitled “Primary Risks” is deleted in its entirety and replaced with the following:

Market Risk. The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Interest Rate Risk. The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk. The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Mortgage-backed And Asset-backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of its prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.

In the Portfolio Summary, the second paragraph in the section entitled “Past Performance” is deleted in its entirety and replaced with the following:

The bar chart below shows you the performance of the Portfolio’s Class C shares for each full calendar year since its inception and indicates how it has varied from year to year. The returns for Class B shares would have substantially similar annual returns as those for Class C shares because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the Class B and Class C shares do not have the same expenses. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index. Effective January 7, 2013, JPMIM became the subadviser to the Portfolio. Investment performance prior to that date is attributable to the investment adviser to the “master fund” in which the Portfolio invested prior to that date, when the Portfolio operated as a “feeder fund.”

In the Portfolio Summary, the disclosure regarding the investment adviser to the Master Fund and portfolio counselors in the section entitled “Management” is deleted in its entirety and replaced with the following:

Subadviser. J.P. Morgan Investment Management Inc. (the “Subadviser”) is the subadviser to the Portfolio.

Portfolio Managers. Douglas Swanson, Managing Director of JPMIM, Peter D. Simons, CFA, Vice President of JPMIM, and Henry Song, CFA,, Vice President of JPMIM, and have each managed the Portfolio since January 2013.

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In the subsection “Understanding the Trust—Investing Through a Variable Insurance Contract,” the following paragraph is added at the end of that section:

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

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The last paragraph in the subsection “Understanding the Trust—Understanding the Information Presented in this Prospectus” is deleted in its entirety.

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The disclosure in the section entitled “Primary Risks of Investing in the Portfolio” is deleted in its entirety and replaced with the following:

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a fund that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

Mortgage-backed and Asset-backed Securities Risk

Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Mortgage-backed and asset-backed securities is also subject to prepayment risk, which is the risk that the principal amount owed may be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts may expose the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.

The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

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In the section “Additional Information about the Portfolio’s Investment Strategies,” the following disclosure is added at the end of that section:

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

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The disclosure in the section entitled “Additional Information About Management” is deleted in its entirety and replaced with the following:

The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $110.3 billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of 0.55% of the average daily net assets of the Portfolio.

MetLife Advisers has contractually agreed, for the period January 7, 2013 through April 30, 2014, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.42% of the Portfolio’s average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of the Portfolio.

A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with MetLife Advisers is available in the Portfolio’s most recent annual report which covers the period from January 1, 2011 to December 31, 2011 and a discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the investment subadvisory agreement with the Subadviser will be available in the Portfolio’s annual report which covers the period from January 1, 2012 to December 31, 2012.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Trust and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

J.P. MORGAN INVESTMENT MANAGEMENT INC., 270 Park Avenue, New York, New York 10017, is the Subadviser to the Portfolio. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. As of December 31, 2011, JPMIM and its affiliates managed over $1.34 trillion in assets.

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A team of investment professionals led by Douglas Swanson, Managing Director and Portfolio Manager, Peter D. Simons, CFA, Vice President and Portfolio Manager, and Henry Song, CFA, Vice President and Portfolio Manager, manage the Portfolio.

•	Mr. Swanson joined JPMIM in 1983 as an analyst and became a Managing Director in 1998. He has led the team responsible for managing the Portfolio since January 2013.

•	Mr. Simons joined JPMIM in 2001.

•	Mr. Song joined JPMIM in 2005.

Distribution Plan

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of MetLife Advisers, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B shares of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B shares are limited to 0.25% of average daily net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

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In the section “Your Investment—Shareholder Information,” the disclosure concerning the Master-Feeder structure is deleted in its entirety.

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The fourth paragraph in the subsection “Dividends, Distributions and Taxes—Taxes,” is deleted and replaced in entirety with the following:

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

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The third and fourth paragraphs in the subsection “Sales and Purchases of Shares—Purchase and Redemption of Shares,” are deleted in their entirety and replaced with the following:

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if MetLife Advisers determines it is in the best interests of the Trust.

*            *             *

The disclosure in the subsection “Sales and Purchases of Shares—Valuation of Shares,” is deleted in its entirety and replaced with the following:

The Portfolio’s net asset value (“NAV”) per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (“NYSE”) (usually at 4:00 p.m. Eastern Time), on each day the NYSE is open. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order. A separate NAV is calculated for each share class of the Portfolio.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by a Valuation Committee established by the Trust’s Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV. The intended effect of fair value pricing is to value a security based on the price the Portfolio might reasonably expect to receive if it sold that security, but it does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio’s assets that is invested in other open-end investment companies, that portion of the Portfolio’s NAV is calculated based on the NAV of that investment company or, in the case of an exchange-traded fund, the closing market quotations for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust’s Valuation Committee.

Money market instruments maturing in 60 days or less are valued on an amortized cost basis.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE